Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

FMI International Fund

Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIYX)

March 19, 2018

Supplement to the Summary Prospectuses and Prospectus
each dated January 31, 2018, as supplemented to date

FMI International Fund Re-Opening to All Investors

The FMI International Fund (the “Fund”) has been closed to new investors.  The Board of Directors of the Fund recently voted to re-open the Fund to all investors.  The Fund will re-open to all investors effective April 2, 2018.  All references to the Fund being closed to new investors are hereby deleted from the Summary Prospectuses and the Prospectus effective as of April 2, 2018.

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The date of this Supplement is March 19, 2018.

Please retain this Supplement for future reference.